UNITED STATES BANKRUPTCY COURT

                          SOUTHERN DISTRICT OF NEW YORK

                                                        CASE NO.: 02-16020 (BRL)

                                                                      CHAPTER 11

DEBTOR: UNITED PAN-EUROPE COMMUNICATIONS N.V.

         MONTHLY OPERATING STATEMENT FOR THE PERIOD FROM JANUARY 1, 2003
                               TO JANUARY 31, 2003

DEBTOR'S ADDRESS: BOEING AVENUE 53, SCHIPHOL RIJK, THE NETHERLANDS

                                                MONTHLY DISBURSEMENTS: EURO (83)

DEBTOR'S ATTORNEY USA:  White & Case LLP
                        Mr. W. Wynne
                        1155 Avenue of the Americas
                        New York, NY 10036-2787
                        USA

DEBTOR'S ATTORNEY THE NETHERLANDS:  Allen & Overy
                                    Mr. R. Abendroth
                                    Apollolaan 15
                                    1077 AB Amsterdam
                                    The Netherlands

                                   MONTHLY OPERATING PROFIT (LOSS): EURO (892)

REPORT PREPARER: Charles H.R. Bracken

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

DATE:  February 18, 2003                         /s/ Charles H.R Bracken
       -----------------                        --------------------------------
                                                Name:   Charles H.R Bracken
                                                Title:  Chief Financial Officer

                      UNITED PAN-EUROPE COMMUNICATIONS N.V.
                        PARENT ONLY FINANCIAL STATEMENTS
        (Stated in thousands, except share amounts and number of shares)
                                   (Unaudited)

Month end exchange rate USD/Euro 0.92435.

                                                                                       As of                 As of
                                                                                 January 31, 2003      January 31, 2003
                                                                                -------------------    -----------------
                                                                                  (Unaudited, in        (Unaudited, in
                                                                                thousands of Euros)    thousands of USD)
ASSETS:

Current assets
    Cash and cash equivalents, including restricted cash of 2,532.............           15,883               17,183
    Other receivables.........................................................            4,518                4,888
    Deferred financing costs, net.............................................           52,612               56,918
    Prepaid expenses and other current assets.................................           30,428               32,918
                                                                                 ------------------   ------------------
       Total current assets...................................................          103,441              111,907
Investments in and advances to affiliated companies, accounted for under the
  equity method...............................................................        1,538,716            1,664,647
Property, plant and equipment, net............................................           26,838               29,034
Other assets..................................................................           62,540               67,658
                                                                                 ------------------   ------------------
       Total assets...........................................................        1,731,535            1,873,246
                                                                                 ==================   ==================

LIABILITIES AND SHAREHOLDERS' DEFICIT:

Current liabilities
    Accounts payable (1)......................................................           36,889               39,908
    Accrued liabilities, including related party accrued interest of 143,998
      (2).....................................................................          397,296              429,811
    Current portion of long-term debt, including related party debt of
      1,437,698...............................................................        4,075,052            4,408,560
                                                                                 ------------------   ------------------
        Total current liabilities.............................................        4,509,237            4,878,279
    Long-term affiliated debt.................................................          396,575              429,031
    Deferred gain on sale of assets...........................................          150,321              162,623
                                                                                 ------------------   ------------------
        Total liabilities.....................................................        5,056,133            5,469,933
                                                                                 ------------------   ------------------

Convertible preferred stock...................................................        1,651,424            1,786,579

Shareholders' deficit

    Priority stock, 1.0 par value, 300 shares authorized, issued and
      outstanding.............................................................                -                    -
    Ordinary stock, 1.0 par value, 1,000,000,000 shares authorized,
      443,417,525 shares issued and outstanding...............................          443,418              479,708
    Additional paid-in capital................................................        2,746,131            2,970,878
    Deferred compensation.....................................................          (15,694)             (16,978)
    Accumulated deficit.......................................................       (8,302,922)          (8,982,444)
    Other cumulative comprehensive income.....................................          153,045              165,570
                                                                                 ------------------   ------------------
       Total shareholders' deficit............................................       (4,976,022)          (5,383,266)
                                                                                 ------------------   ------------------
       Total liabilities and shareholders' deficit............................        1,731,535            1,873,246
                                                                                 ==================   ==================

              The accompanying notes are an integral part of these
                        condensed financial statements.

(1) Accounts Payable includes disputed Philips invoice of 25,222 and disputed CineNova invoice of 11,667.

(2) Accrued liabilities include accrued third party interest on the Company's debt of 246,206, accrued interest on debt held by related party of 143,998, wage tax of 4,626 and accrual for disputed CineNova invoices of 2,466.

                      UNITED PAN-EUROPE COMMUNICATIONS N.V.
                        PARENT ONLY FINANCIAL STATEMENTS
        (Stated in thousands, except share amounts and number of shares)
                                   (Unaudited)

Month end exchange rate USD/Euro 0.92435.

                                                                     For the Period              For the Period
                                                                 from January 1, 2003         from January 1, 2003
                                                                  to January 31, 2003          to January 31, 2003
                                                                 ---------------------        ---------------------
                                                                 (Unaudited, stated in        (Unaudited, stated in
                                                                       thousands)                   thousands)
                                                                         Euros                         USD

Corporate general and administrative expense ..............                 (311)                        (336)
Depreciation...............................................                 (581)                        (629)
                                                                 --------------------          --------------------
    Net operating loss.....................................                 (892)                        (965)
Restructuring charges, miscellaneous.......................                  (78)                         (84)
Interest income............................................                   77                           83
Interest income, affiliated companies (1)..................               79,231                       85,715
Interest expense (2).......................................              (29,935)                     (32,385)
Interest expense, affiliated companies (3).................               (3,172)                      (3,432)
Interest expense - related party (4).......................              (14,226)                     (15,390)
Foreign exchange gain (loss) and other income (expense),
  net (5)..................................................              106,694                      115,426
                                                                 ---------------------         --------------------
    Net income before income taxes and other items.........              137,699                      148,968
Share in results of affiliated companies, net..............              (89,423)                     (96,741)
                                                                 ---------------------         --------------------
    Net income.............................................               48,276                       52,227
                                                                 =====================         ====================

Basic net loss attributable to common shareholders.........               39,749                       43,002
                                                                 =====================         ====================

              The accompanying notes are an integral part of these
                        condensed financial statements.

(1) Interest income from affiliated companies relates to the accretion of interest on the loan to affiliated companies. The interest income is added to the outstanding loan balances and is payable at the maturity of the loan.

(2) Interest expense relates to the accretion of interest on the Company's senior notes and senior discount notes which will not be paid in cash.

(3) Interest expense from affiliated companies relates to the accretion of interest on the loan from affiliated companies. The interest expense is added to the outstanding loan balances and is payable at the maturity of the loan.

(4) Interest expense related party relates to the accretion of interest on the Company's senior notes and senior discount notes held by UPC's parent company, which will not be paid in cash.

(5) Foreign exchange gain (loss) and other income (expense), net relates to unrealized currency exchange gains on the Company's outstanding debt. The foreign exchange gain (loss) and other income (expense), net are non-cash gain and or losses.

                      UNITED PAN-EUROPE COMMUNICATIONS N.V.
                        PARENT ONLY FINANCIAL STATEMENTS
                                   (Unaudited)

Month end exchange rate USD/Euro 0.92435.

                                                                           For the Period                 For the Period
                                                                        from January 1, 2003           from January 1, 2003
                                                                         to January 31, 2003            to January 31, 2003
                                                                      -------------------------      -------------------------
                                                                      (Unaudited, in thousands)      (Unaudited, in thousands)
                                                                               Euros                           USD

Cash f1ows from operating activities:

Net income............................................................        48,276                          52,227
Adjustments to reconcile net income (loss) to net cash flows from operating activities:
    Depreciation .....................................................           581                              629
    Accretion of interest expense.....................................       (57,491)                         (62,196)
    Restructuring charges, miscellaneous..............................            78                               84
    Amortization of deferred financing costs..........................           699                              756
    Exchange rate differences.........................................      (106,696)                        (115,428)
    Share in results of affiliated companies..........................        89,423                           96,741
    Changes in assets and liabilities:
       Increase in receivables........................................         (664)                             (718)
       Increase in other current liabilities..........................        26,026                           28,156
                                                                      --------------------              ---------------------
Net cash flows from operating activities..............................           232                              251
                                                                      --------------------              ---------------------

Cash flows from investing activities:
Net cash flows from investing activities..............................             -                                -
                                                                      --------------------              ---------------------

Cash flows from financing activities:
Net cash flows from financing activities..............................             -                                -
                                                                      --------------------              ---------------------

Effect of exchange rates on cash......................................             -                                -
                                                                      --------------------              ---------------------

Net increase in cash and cash equivalents.............................           232                              251
Cash and cash equivalents at beginning of period......................        15,651                           16,932
                                                                      --------------------              ---------------------
Cash and cash equivalents at end of period............................        15,883                           17,183
                                                                      ====================              =====================

              The accompanying notes are an integral part of these
                        condensed financial statements.

                      UNITED PAN-EUROPE COMMUNICATIONS N.V.
                        PARENT ONLY FINANCIAL STATEMENTS
                                   (Unaudited)

Notes to the Financial Statements

Basis of Presentation

     The accompanying parent only financial statements of United Pan-Europe Communications N.V. ("the Company") have been prepared in accordance with United States generally accepted accounting principles for the purpose of the requirements in the Chapter 11 filing with the United States Bankruptcy Court. The interim unaudited parent only financial statements should be read in conjunction with the audited financial statements of the Company as of and for the year ended December 31, 2001. Operating results for the period from January 1, 2003 to January 31, 2003 are not necessarily indicative of the results that may be expected for the full year ending December 31, 2003. The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results may differ from those estimates. Activity related to the Company's subsidiaries is included on the balance sheet as "investments in and advances to affiliated companies, accounted for under the equity method", and on the statement of operations as "share in results of affiliated companies". Not all actual information with respect to the consolidated financial statements of the Company was available at the date of preparation of the parent only financial statements, the Company therefore used best estimates, as a result the actual January financial information may differ from the information presented in this report.

Basic Net Income Attributable to Common Shareholders

Month end exchange rate USD/Euro 0.92435.

                                                                      For the Period                For the Period
                                                                   from January 1, 2003          from January 1, 2003
                                                                   to January 31, 2003           to January 31, 2003
                                                                 -------------------------    -------------------------
                                                                 (Unaudited, in thousands)    (Unaudlted, in thousands)
                                                                         Euros                          USD

Net income......................................................        48,276                       52,227
Accretion of Series 1 convertible preferred stock...............        (8,527)                      (9,225)
                                                                 ------------------          --------------------------
  Basic net loss attributable to common shareholders............        39,749                       43,002
                                                                 ==================          ==========================

Cash Disbursements Schedule

Schedule of cash disbursements for the period from January 1, 2003 to January 31, 2003. Stated in thousands of Euros.

     1.   All wages paid and salaries paid (GROSS) or incurred - EUR 0
     2.   The amount of payroll taxes withheld - EUR 0
     3.   The amount of employer payroll contributions incurred - EUR 0
     4.   The gross taxable sales - EUR O
     5.   Sales tax collected - EUR 0
     6.   Property taxes - EUR 0
     7.   Any other taxes - EUR 0
     8.   Selling, General and Administrative Expenses - EUR 82.5
     9. The date and amount paid over to each taxing agency for taxes identified in items 2,3 and 5 above - Not applicable

                      UNITED PAN-EUROPE COMMUNICATIONS N.V.
                        PARENT ONLY FINANCIAL STATEMENTS
                                   (Unaudited)

Insurances

     The debtor hereby confirms that all insurance policies are fully paid for the current period.